







Selective Insurance Group, Inc.

Investor Presentation

Third Quarter 2016

SELECTIVE®

Forward Looking Statements

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Strategic Overview

Best Super-Regional Company

SELECTIVE®



- Super-regional P&C carrier with long history of financial strength, superior execution and disciplined growth in these lines of business:
  - Standard Commercial
  - Standard Personal
  - Excess & Surplus
- Sustainable Competitive Advantages:
  - True franchise value with "ivy league" distribution partners
  - Our unique field model coupled with sophisticated underwriting and claims capabilities
  - Superior customer experience delivered by best-in-class employees
- **Profitable growth** by increasing share of wallet with existing agents and adding agents in areas with strong new business opportunities to increase agency market share

2015 NPW

77%	14%	9%
Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines

True Franchise Value with "ivy league" Distribution Partners



- High franchise value:
  - Standard Commercial: 1,100 agents in 22 states
  - Standard Personal: 700 agents in 13 states
  - Excess & Surplus: 80 wholesale brokers in 50 states
- Standard lines NPW per agent of $1.7 million
- Agent relationships strong with all levels of Selective management
- Agent survey score of 8.8 out of 10
- We generate success through our unique field model

From Agent Survey:
"Selective is our 'go to' company. We constantly speak of how great a company Selective is to our customers."

Field Model: Competitive Advantage



Agency Management Specialists
Small Business Team
Claims Management Specialists
Regional Underwriting Teams
Safety Management Specialists
Technology/ Systems Support
Personal Lines Marketing Reps
Corporate Underwriters
Field Model

- Responsive, field-based model:
  - ~100 Agency Management Specialists
  - ~15 Personal Lines Marketing Specialists
  - ~100 Claims Management Specialists
  - ~80 Safety Management Specialists
- 2015 overall growth at 2.5x the industry average
- Focused on delivering best-in-class customer service
- Armed with sophisticated underwriting and claims tools

From Agent Survey:

"Great partnership, great company and staff. You are now our #1 commercial lines carrier"

Commercial Lines Renewal Premium



Direct Renewal Premium (in billions)
$1.5
$1.4
$1.3
$1.2
$1.1
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
4-Year CAGR = 7.4%
85%
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
Overall Retention
2011
2012
2013
2014
2015

Commercial Renewal Pure Price	2.8%	6.2%	7.6%	5.6%	3.0%

- Vertical integration allows for nimble execution
- Inside underwriters receive credit for non-renewal of lower performing accounts
- 27 consecutive quarters of renewal price increases that equaled or exceeded expected claims inflation
- On a compounded cumulative basis, exceeded CLIPS pricing by ~1,500 basis points over 26 quarters

Second Quarter 2016 Commercial Lines renewal pure price increase of 2.6%

Sophisticated Pricing Tools



Commercial Lines Pricing by Retention Group
YTD June 30, 2016
Renewal Pure Price
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
95%
85%
75%
65%
Point of Renewal Retention
Above Average
Average
Below Average
Low
Very Low

% of Premium	49.7%	24.7%	15.4%	7.6%	2.6%

Third generation models allow Selective to analyze and price business on a very granular level–a key advantage– that has enabled outperformance

Profitable Growth

SELECTIVE®



4- Year CAGR = 13%
Direct New Business ($in millions)
500
450
400
350
300
250
200
150
100
50
0
2011*
2012
2013
2014
2015
Commercial
Personal
Excess & Surplus

New E&S premiums of $24.1 million in 2011 were in association with our renewal rights purchase in August 2011

Growth drivers:

- Unique field model
- True franchise value
- Increased capacity through:
  - Small Business Teams
  - Agency Management Specialists
  - Additional agents
- The Selective Edge® for Personal Lines
- Excess & Surplus Lines

Positioned to grow by increasing share of wallet within existing agency plant from 7% to 12%

2015: Selective's Most Profitable Year

SELECTIVE®

Statutory Combined Ratio (Ex-CAT)


98.4%
97.3%
94.8%
92.5%
89.4%
88.2%
2011
2012
2013
2014
2015
YTD 2016

Original Guidance	101.0% - 102.0%	101.5%	96.0%	92.0%	91.0%	91.0%

- Generated 89.4% combined ratio, excluding catastrophes
- Operating ROE of 11.8% beat target of 300 bps over WACC
- In 2016, expect to meet or exceed claim inflation through the following actions:
  - Rate increases in all three insurance segments
  - Claims and underwriting improvements

June Year-to-Date Overall Statutory Combined Ratio	2015	2016	Improvement
	93.2%	90.4%	2.8 pts

Commercial Lines



($ in billions)
NPW
Combined Ratio
$2.0
$1.5
$1.0
$0.5
$-
110%
105%
100%
95%
90%
85%
80%
$1.2
$1.3
$1.4
$1.4
$1.6
2011
2012
2013
2014
2015

- Combined ratio improvement driven by:
  - Renewal pure price increases
  - Underwriting and claims efforts
- Executing on our small business strategy through redefined Small Business Teams rolled out in 2015
- New business production from the addition of Agency Management Specialists
- Adding agents in areas where there is strong new business opportunity

Selective has the right tools, technology and team in place to continue driving profitable growth in standard commercial lines

Claims Management:
Significant Improvements in Workers Compensation

SELECTIVE®


Focus on Lower Hazard Mix Improvement
45.5%
39.4%
15.1%
2013
40.5%
46.6%
12.9%
2015
Low Hazard Accounts
Medium Hazard Accounts
High Hazard Accounts

*New business only

- Centralized handling of workers compensation claims
- Strategic case management and escalation model
- Fraud detection and recovery model

Workers Comp Combined Ratios	2013	2014	2015	June YTD
	120.6%	110.1%	88.2%	84.3%

Opportunity for Profitable Growth

Personal Lines

- Goal to produce a Homeowners 90% combined ratio in a normal CAT year
- The Selective Edge® product targets the consultative buyer for home and auto
- Flood provides natural hedge against catastrophe exposure

Excess & Surplus Lines

- Net premium written growth of 23% in the first six months of 2016
- Achieved overall 4.1% price increase coupled with strong new business in the first six months of 2016
- Improving margins through a mix of business shift, claims improvements, and targeted pricing increases

2016 Guidance

SELECTIVE®



2016 Ex-CAT Statutory Combined Ratio Plan*
92.8%
(1.3)%
(1.8)%
(1.5)%
0.0%
1.2%
89.5%
2015 Accident Year Ex-CAT
Calendar Year Reserve Development**
Earned Rate
Underwriting / Claims
Expense
Loss Trend
2016 Ex-CAT Guidance

*Assumes no additional prior year casualty reserve development
**Estimated impact of 6/30/16 YTD prior year casualty development on full year combined ratio

Guidance as of July 28, 2016
May not foot due to rounding

2016 Catastrophe Loss Estimate of 3.5 Points

Investing in Omni-Channel Experience

SELECTIVE®



- Game changer in an industry that has been slow to adopt change
- Providing customers with 24-by-7 access to transactional capabilities and information
- Drive increased customer loyalty and retention
- Our ability to drive agency adoption is based on the franchise value we have with distribution partners


SOLUTIONS






SOLUTIONS

Investment Proposition


SELECTIVE
Response is everything
www.selective.com

- Long track record of financial strength, superior execution and disciplined growth
- Unique operating model combining local underwriting authority with true franchise value with "ivy league" distribution partners
- Investing in technology to deliver best-in-class omni-channel customer experience
- Focused on continued profitable growth through agency expansion, strategic underwriting, and claims initiatives
- Well-positioned for increased growth opportunities across all lines

Selective delivers high-tech, high-touch insurance solutions while deploying appropriate leverage to deliver long-term value for shareholders

Risk Profile and Financial Strength

Robust Risk and Return Strategy

SELECTIVE®

Low to Medium Hazard Writer



Conservative Investment Portfolio
Higher Leverage than Industry
Conservative Reinsurance Program
Reserve Strength

Conservative Investment Portfolio

SELECTIVE®

- "AA-" average credit quality
- Investment ROE of 6.2% (approximated by yield of 1.8% x leverage of 3.4x)
- 3.7 year duration (incl. short-term)
- 2016 expected after-tax net investment income of approximately $95 million*



Alternatives 1%
Short-term 4%
Equities 3%
As of 6/30/2016
Fixed Income 92%

*Guidance as of July 28, 2016

Conservative Reinsurance Program

Renewed January 1, 2016
$685M in excess of $40M retention

2016 Property Catastrophe Treaty

- Reduced gross PML through CAT management actions
- Exhausts at approximately 1-in-274 year event
- Average reinsurer rating "A+"
- $201 million collateralized

*Source: Aon Benfield
**Blended model results (RMS & AIR)

% of Equity at Risk
1 in 250 Year Event



8%
26%
5%
4%
Median
Max
2014
2015
Insurer Composite*
Selective**

Excess-of-loss treaty renewed July 1, 2016

Casualty: $88M in excess of $2M retention

Property: $58M in excess of $2M retention (includes $20M layer placed in January)

Reserve Strength

SELECTIVE®

Standard Deviation (2006 – 2015) of Reserve Development Points on the Combined Ratio


Peer Average*
3.1%
Selective
1.2%

**Source: SNL Financial, Statutory Filings*
Peers include CINF, THG, STFC, UFCS, CNA, HIG, TRV, and WRB

- Disciplined reserving practices
- Quarterly actuarial reserve reviews
- 10 consecutive years of favorable reserve development
- 2 reviews per year by independent actuary
- 2015 favorable casualty reserve development of $67 million, or 3.4 point benefit on the combined ratio
- Year-end 2015 reserve position is 12 points above the mid-point of the range

Significantly stronger reserve position and premium to surplus ratio, with much less volatility, compared to peers

Generating Long-Term Shareholder Value



$28
$21
$14
$7
$0
$0.44
$17.87
$0.49
$18.82
$0.52
$15.81
$0.52
$17.80
$0.52
$18.97
$0.52
$19.45
$0.52
$19.77
$0.52
$20.63
$0.53
$22.54
$0.57
$24.37
$0.60*
$26.86
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Jun-16
Book Value Per Share
Dividend Per Share

*Annualized indicated dividend

Selective has a long track-record of creating shareholder value

Total Shareholder Returns



Total Return as of June 30, 2016
SIGI
S&P 500
S&P Prop/Cas
40%
30%
20%
10%
0%
14.8%
38.5%
20.7%
21.4%
5.8%
Year-to-Date
1 Year
3 Years
5 Years
10 Years

Selective's continued success in 2016 reflects its ability to drive sustainable and profitable growth while delivering shareholder value

Sustainable Competitive Advantages

SELECTIVE®

- **True franchise value** with "ivy league" distribution partners
- **Our unique field model** coupled with sophisticated underwriting and claims capabilities
- **Superior customer experience** delivered by best-in-class employees

Driving long-term success






Selective Insurance Group, Inc.

Investor Presentation

Third Quarter 2016

SELECTIVE®

Financial Highlights 2012 – Q2 2016

	2012	2013	2014	2015	Q1 2016	Q2 2016
Statutory NPW Growth	12.2%	8.7%	4.1%	9.8%	9.1%	8.6%
Operating EPS	$0.58	$1.65	$2.17	$2.70	$0.66	$0.72
Net Income per Share	$0.68	$1.87	$2.47	$2.85	$0.63	$0.74
Dividend per Share	$0.52	$0.52	$0.53	$0.57	$0.15	$0.15
Book Value per Share	$19.77	$20.63	$22.54	$24.37	$25.61	$26.86
Statutory Premiums to Surplus	1.6x	1.4x	1.4x	1.5x	1.4x	1.4x
Invested Assets/Stockholders' Equity	3.97	3.97	3.77	3.64	3.50	3.39
Return on Average Equity	3.5%	9.5%	11.7%	12.4%	10.3%	11.5%
Operating Return on Average Equity	3.0%	8.4%	10.3%	11.8%	10.8%	11.2%
Statutory Combined Ratio – Total	103.5%	97.5%	95.7%	92.4%	90.7%	90.1%
- Standard Commercial Lines	103.0%	97.1%	95.5%	89.2%	89.7%	88.6%
- Standard Personal Lines	100.7%	96.9%	94.5%	99.9%	90.6%	89.9%
- Excess and Surplus Lines	118.8%	102.9%	99.2%	108.4%	98.4%	102.7%
GAAP Combined Ratio – Total	104.0%	97.8%	95.8%	92.5%	92.2%	91.8%
- Standard Commercial Lines	103.3%	97.4%	95.7%	89.2%	92.3%	90.2%
- Standard Personal Lines	101.3%	97.1%	94.4%	99.5%	87.7%	91.4%
- Excess and Surplus Lines	124.7%	103.0%	99.7%	109.8%	97.1%	105.1%

Net Operating Cash Flow

SELECTIVE®


($ in millions)
Cash Flow as % of NPW
440
390
340
290
240
190
140
90
40
$123
8%
$227
14%
$336
19%
$233
12%
$382
18%
2011
2012
2013
2014
2015

YTD June 2016: $59M

Investment Income – After-tax



($ in millions)
120
110
100
90
80
70
60
50
40
$111
$100
$101
$104
$94
2011
2012
2013
2014
2015

YTD June 2016: $47M

Standard Commercial Lines Pricing



Selective
CLIPS
Renewal Pure Price
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009
2010
2011
2012
2013
2014
2015
2016

Industry Source: Towers Watson Commercial Lines Insurance Pricing Survey

Standard Commercial Lines Profitability

SELECTIVE®



Statutory Combined Ratios
%
105
100
95
90
85
80
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
99.3
103.9
6.4
97.5
103.0
5.0
98.0
97.1
1.7
95.3
95.5
2.7
92.8
89.2
2.2
87.0
89.1
1.9
87.2
2006
2007
2008
2009
2010
2011
2012*
2013
2014
2015
6/30/16 YTD
Impact of Catastrophe Losses
Combined Ratio excluding CATS

**Includes impact of reinstatement premium on catastrophe reinsurance program as a result of Hurricane Sandy*
Some amounts may not foot due to rounding

Standard Commercial Lines Premiums

SELECTIVE®

Strategic Business Unit Diversification


2008
2015
22%
43%
16%
19%
Contractors
Community & Public Services
Manufacturing
Mercantile Service
27%
35%
18%
20%

Includes Bonds Premium

Premium by Line of Business
2015 Standard Commercial Lines Net Premium Written


Workers Compensation 19%
General Liability 32%
Commercial Property 18%
Other 1%
Bonds 1%
BOP 6%
Auto 23%